IVY FUNDS
Delaware Ivy Wilshire Global Allocation Fund
(formerly, Ivy Wilshire Global Allocation Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated October 28, 2021

As noted in the supplement dated September 16, 2021, Wilshire Advisors LLC, the Fund’s current sub-advisor, will be solely primarily responsible for the day-to-day portfolio management of the Fund’s investments on or about November 15, 2021 (Effective Date).  Consistent with these changes, until the Effective Date:

1.	The following information is added to the section entitled “What are the Fund’s principal investment strategies?”:
In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.
2.	The following information replaces the information in the section entitled “Who manages the Fund?”:
Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)
Portfolio managers	Title with Delaware Management Company	Start date on the Fund
F. Chace Brundige, CFA	Senior Vice President, Portfolio Manager	January 2018
W. Jeffery Surles, CFA	Senior Vice President, Portfolio Manager	February 2018
Sub-advisor
Wilshire Advisors LLC (Wilshire)
Portfolio managers	Title with Wilshire	Start date on the Fund
Nathan Palmer, CFA	Managing Director, Portfolio Manager	January 2018
Anthony Wicklund, CFA, CAIA	Managing Director, Portfolio Manager	January 2018

Macquarie Funds Management Hong Kong Limited (MFMHKL)
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)
Macquarie Investment Management Europe Limited (MIMEL)
Macquarie Investment Management Global Limited (MIMGL)
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2021.